Exhibit 99.3

PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial statements give effect to the acquisition of all of the outstanding common shares of Lpath Therapeutics Inc. (“Lpath”) (a Delaware Corporation) in exchange for 22,023,921 shares of common stock of Neighborhood Connections, Inc. (“NCI”)(a Nevada Corporation).  Immediately preceding this merger, Lpath received $6.0 million from the sale of units including common stock and warrants.  The price for each unit was $1.60.  Each unit included two shares of common stock and a warrant to purchase one share of common stock at an exercise price of $1.50.  The warrants expire on September 30, 2010.

The pro forma condensed financial statements included herein reflect the use of the purchase method of accounting for the above transaction.  The acquisition of Lpath, which closed on November 30, 2005 was accounted for as a reverse acquisition as the former stockholders of Lpath controlled the voting common shares of NCI immediately after the acquisition.

The following unaudited pro forma condensed balance sheet combines the balance sheet of NCI with Lpath as of September 30, 2005, as if the recapitalization and financing transactions had occurred on that date.  The following unaudited pro forma condensed statements of operations combine the results of operations of NCI with Lpath for the nine months ended September 30, 2005 and for the year ended December 31, 2004, as if the aforementioned transactions had occurred at the beginning of the respective periods.

The unaudited pro forma condensed financial statements has been prepared from and should be read in conjunction with, the separate historical financial statements of Lpath appearing elsewhere in this filing, and the historical financial statements of NCI, as filed and included in Form 10-QSB for the quarterly periods ended March 31, 2005, June 30, 2005 and September 30, 2005 and Form 10-KSB for the annual period ended December 31, 2004.  These pro forma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on September 30, 2005, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

Lpath Therapeutics Inc. and Neighborhood Connections, Inc.

Pro Forma Condensed Balance Sheet

September 30, 2005

(Unaudited)

	(A)	(B)	Pro Forma Adjustments				Pro Forma
	Lpath	NCI	Lpath		NCI		Combined
ASSETS

CURRENT ASSETS:

Cash and cash equivalents	$132,042	$1,465	$5,449,800	(C)	$(11,465	)(F)	$5,571,842
Other current assets	229,154	$—	$(45,000	)(G)	—		184,154

Total Current Assets	361,196	1,465	5,404,800		(11,465)		5,755,996

PROPERTY AND EQUIPMENT - Net	71,153	—	—		—		71,153
OTHER ASSETS	366,496	—	—		—		306,496

Total Assets	$798,845	$1,465	$5,404,800		$(11,465)		$6,193,645

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$272,053	$—	$—		$—		$272,053
Convertible notes payable	1,010,640	—	(1,010,640	)(E)	—		—
Note payable - related party	54,440	—	—		—		54,440
Accrued expenses	42,353	—	—		—		42,353
Total Current Liabilities	1,379,486	—	(1,010,640)		—		368,846

COMMITMENTS AND CONTINGENCIES:	—	—	—		—		—

Redeemable Series A convertible preferred stock	4,002,024		(4,002,024	)(D)			—

SHAREHOLDERS’ EQUITY:
Common stock	2,980	6,420	18,943		(4,920	)(F)	23,423
Additional paid-in capital	1,186,685	19,880	10,598,521		(31,380	)(F)	11,773,706
Accumulated deficit	(5,772,330)	(24,835)	(200,000	)(C)	24,835	(F)	(5,972,330)
Total Shareholders’ Equity	(4,582,665)	1,465	10,417,464		(11,465)		5,824,799

Total Liabilities and Shareholders’ Equity	$798,845	$1,465	$5,404,800		$(11,465)		$6,193,645

See accompanying notes to pro forma condensed financial statements

Lpath Therapeutics Inc. and Neighborhood Connections, Inc.

Pro Forma Condensed Statement of Operations

Nine Months Ended September 30, 2005

(Unaudited)

	(A)	(B)	Pro Forma Adjustments				Pro Forma
	Lpath	NCI	Lpath		NCI		Combined
REVENUES:	$556,891	$—					$556,891

EXPENSES:
Research and development	865,856	—	—		—		865,856
General and administrative	677,567	3,869	—		(3,869	)(E)	677,567
Toal expenses	1,543,423	3,869	—		(3,869)		1,543,423

OPERATING LOSS	(986,532)	(3,869)	—		3,869		(986,532)

Interest expense, net	(109,657)	—	110,776	(D)	—		1,119
Merger expense	—	—	(200,000	)(C)	—		(200,000)
Other, net	(1,600)	—	—		—		(1,600)

Other income (expense)	(111,257)	—	(89,224)		—		(200,481)

NET LOSS	$(1,097,789)	$(3,869)	$(89,224)		$3,869		$(1,187,013)

Redeemable preferred stock accretion	(9,750)		9,750	(D)			—

Net loss attributable to common stockholders	$(1,107,539)		$(79,474)		$3,869		$(1,187,013)

Net loss per share, basic and diluted	$(0.53)	$—					$(0.05)

Shares used in computing net loss per share, basic and diluted	2,099,048	6,420,000					22,542,969

See accompanying notes to pro forma condensed financial statements

Lpath Therapeutics Inc. and Neighborhood Connections, Inc.

Pro Forma Condensed Statement of Operations

Year Ended December 31, 2004

(Unaudited)

	(A)	(B)	Pro Forma Adjustments				Pro Forma
	Lpath	NCI	Lpath		NCI		Combined

REVENUES:	$488,138	$—					$488,138

EXPENSES:
Research and development	554,603	—	—		—		554,603
General and administrative	93,906	2,814	—		(2,814	)(E)	93,906
Total expenses	648,509	2,814	—		(2,814)		648,509_

OPERATING LOSS	(160,371)	(2,814)	—		2,814		(160,371)
Interest expense, net	(105,485)	—	105,765	(D)	—		280
Merger expense	—	—	(200,000	)(C)	—		(200,000)
Other, net	19,427	(3,600)	—		—		15,827
Other income (expense)	(86,058)	(3,600)	(94,235)		—		(183,893)

NET LOSS	$(246,429)	$(6,414)	$(94,235)		$2,814		$(344,264)

Redeemable preferred stock accretion	(13,000)		13,000	(D)			—

Net loss attributable to common stockholders	$(259,429)		$(81,235)		$2,814		$(344,264)

Net loss per share, basic and diluted	$(0.15)	$—					$(0.02)

Shares used in computing net loss per share, basic and diluted	1,769,200	5,624,579					22,213,121

See accompanying notes to pro forma condensed financial statements

Lpath Therapeutics Inc. and Neighborhood Connections, Inc.

Notes to Unaudited Pro Forma Condensed Financial Statements

Note 1 – Pro Forma Adjustments

Balance Sheet – September 30, 2005

The pro forma adjustments to the condensed balance sheet give effect to the recapitalization and financing as if the transactions had occurred on September 30, 2005.

(A) Derived from the unaudited balance sheet of Lpath as of September 30, 2005
(B) Derived from the unaudited balance sheet of NCI as of September 30, 2005.
(C) Proceeds received on sale of common stock	$6,049,000
Less placement agent fees and related costs	(400,000)
Merger expenses (charged to other expense on operating statements)	(200,000)
Net proceeds	$5,449,800

(D) Conversion of 10,053,183 shares of Lpath Series A Convertible Preferred Stock into10,053,183 shares of Common Stock.
(E) Conversion of $910,000 of Lpath Convertible Promissory Notes plus accrued interest into 1,328,444 shares of Common Stock.
(F) Record NCI assets not acquired and payment of $10,000 to repurchase all but 1,500,000 shares of NCI common stock.
(G) Reclassifying $45,000 of prepaid financing costs.

Statement of Operations — Nine Months Ended September 30, 2005

The pro forma adjustments to the condensed statements of operations give effect to the recapitalization and financing as if the transactions had occurred at the beginning of the respective periods.

(A)  Derived from the unaudited statement of operations of Lpath for the nine months ended September 30, 2005.

(B)   Derived from the unaudited statement of operations of NCI for the nine months ended September 30, 2005.

(C)   Record merger expenses of $200,000.

(D)  Eliminate interest expense related to the Convertible Notes and amortization of debt discount, and accretion of Redeemable Convertible Preferred Stock.

(E)   Eliminate income and expenses of NCI.

Statement of Operations — Year Ended December 31, 2004

(A)  Derived from the unaudited statement of operations of Lpath for the year ended December 31, 2004.

(B)   Derived from the unaudited statement of operations of NCI for the year ended December 31, 2004.

(C)   Record merger expenses of $200,000.

(D)  Eliminate interest expense related to the Convertible Notes and amortization of debt discount, and accretion of Redeemable Convertible Preferred Stock.

(F)   Eliminate income and expenses of NCI.